UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ascend Wellness Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 6, 2022 Ascend Wellness Holdings, Inc. (the “Company”) Annual Meeting Meeting Date and Time: May 6, 2022 at 10:00 a.m. Eastern Time Location: Virtual Meeting via live webcast at https://web.lumiagm.com/218648002 This is not a form for voting. Please be advised that the proxy materials for the above noted securityholder meeting are available for viewing and downloading online. This document provides only an overview of the more complete materials, but you are reminded to access and review the proxy statement (the “Proxy Statement”) of Ascend Wellness Holdings, Inc. (the “Company”), Notice, Annual Report and Form of Proxy available online prior to voting. These materials are available at: https://odysseytrust.com/client/ascend-wellness-holdings-inc/ OR www.sedar.com Obtaining Paper Copies of the Proxy Materials and Questions regarding notice and access Securityholders may request to receive paper copies of the proxy materials related to the above referenced meeting by mail at no cost. Requests for paper copies must be received by 4:00 p.m. Eastern Time on April 22, 2022 in order to receive the paper copy in advance of the deadline for the submission of Proxies or Voting Instruction Forms, as applicable, and the date of the meeting. Requests for paper copies or questions regarding notice and access may be made by contacting: Toll Free Within North America: 1.888.290.1175 Direct from outside of North America: 1.587.885.0960 Registered holders and beneficial owners who have previously provided standing instructions will receive a paper copies of the proxy materials. If you are a registered holder and have previously provided standing instructions indicating that you wish to receive paper copies of the proxy materials, you may revoke your instructions by calling the number above. Notice of Meeting The resolutions to be voted on at the meeting, described in detail in the Proxy Statement, are as follows, which are further described under the heading “Overview of Matters to be Acted upon at the Meeting” in the Proxy Statement: Election of Directors: Stockholders will be asked to elect directors for the ensuing year. Information respecting the election of directors may be found in the Proxy Statement under “Proposal 1 - Election of Directors”. Appointment of Auditor: Stockholders will be asked to ratify the appointment of Macias Gini & O'Connell LLP as the independent registered public accounting firm of the Company. Information respecting the appointment of auditors may be found in the Proxy Statement under “Proposal 2 - Appointment of Auditors”. Stock Incentive Plan Stockholders will be asked to approve the adoption of the Company’s 2021 stock incentive plan. Information respecting the proposed amendment may be found in the Proxy Statement under “Proposal 3 - Adoption of the Company's 2021 Stock Incentive Plan”. Employee Stock Purchase Plan Stockholders will be asked to approve the adoption of the Company’s 2021 employee stock purchase plan. Information respecting the proposed amendment may be found in the Proxy Statement under “Proposal 4 - Approval of the Company’s 2021 Employee Stock Purchase Plan”. Voting To vote your securities, please refer to the instructions on the enclosed Proxy or Voting Instruction Form. Your Proxy or Voting Instruction Form must be received by May 3, 2022 12:00 p.m. (Eastern Time). Non-registered (beneficial) stockholders should follow the instructions on the voting instruction form or other form of proxy provided by their intermediaries with respect to the procedures to be followed for voting. Only registered stockholders and duly appointed proxyholders will be entitled to vote at the meeting. Stockholders who wish to appoint a proxyholder other than the persons designated by Ascend Wellness Holdings, Inc. on the form of proxy or identified on the Voting Instruction Form (including a non-registered stockholders who wishes to appoint themselves) to represent them at the meeting must carefully follow the instructions in the Proxy Statement and on their form of Proxy or Voting Instruction Form. Failure to register the proxyholder with our transfer agent will result in the proxyholder not receiving a control number to vote in the meeting and only being able to attend as a guest. To vote virtually at the meeting on May 6, 2022 at 10:00 a.m. Eastern Time, visit: https://web.lumiagm.com/218648002. Please check the meeting materials for any special requirements for meeting attendance. Stratification The Company will not use the procedure known as “stratification” in relation to the use of notice and access, which is when a reporting issuer provides a paper copy of the proxy statement to some stockholders with this notice package. The Company is providing paper copies of its Proxy Statement only to those registered stockholders and beneficial stockholders that have previously requested to receive paper materials. Annual Report The Company is providing paper copies or emailing electronic copies of its Annual Report on Form 10-K to registered stockholders and beneficial stockholders that have opted to receive it and have indicated a preference for either delivery method.

ASCEND WELLNESS HOLDINGS, INC.

Form of Proxy – Annual Meeting to be held on May 6, 2022

ODYSSEY
Stock Exchange Tower
1230, 300 5th Ave SW
Calgary, AB T2P 3C4

Appointment of Proxyholder
I/We being the undersigned holder(s) of **Ascend Wellness Holdings, Inc.** (the "**Company**") hereby appoint **Abner Kurtin** or failing this person, **Francis Perullo**

OR

Print the name of the person you are appointing if this person is someone other than the Board Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Ascend Wellness Holdings, Inc. to be held virtually at **https://web.lumiagm.com/218648002** at 10:00 a.m. (Eastern Time) or at any adjournment or postponement thereof.

1. Election of Directors.

Nominee	For	Withhold
a. Abner Kurtin	☐	☐
b. Joseph Hinrichs	☐	☐
c. Emily Paxhia	☐	☐
d. Francis Perullo	☐	☐
e. Scott Swid	☐	☐

Proposal	For	Against	Abstain
2. Appointment of Auditor. To ratify the appointment of Macias Gini & O'Connell LLP as the independent registered public accounting firm of the Company.	☐	☐	☐
3. Stock Incentive Plan. To approve the adoption of the Company's 2021 stock incentive plan.	☐	☐	☐
4. Employee Stock Purchase Plan. To approve the adoption of the Company's 2021 employee stock purchase plan.	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this Proxy will be voted as recommended by the Board.**

Signature(s): ______________________

____

Date / /
MM / DD / YY

Quarterly Reports – Check the box to the right if you would like to **RECEIVE** our Quarterly Reports on Form 10-Q by mail. See reverse for instructions to sign up for delivery by email. ☐

Annual Report – Check the box to the right if you would like to **RECEIVE** our Annual Report on Form 10-K by mail. See reverse for instructions to sign up for delivery by email. ☐

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 12:00 p.m., Eastern Time, on May 3, 2022. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE PRIOR TO 12:00 P.M. (EASTERN TIME) ON MAY 3, 2022: To Vote Your Proxy Online please visit: https://login.odysseytrust.com/pxlogin and click on VOTE. You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy. To Virtually Attend the Meeting: You can attend the meeting virtually by visiting https://web.lumiagm.com/218648002 and entering the meeting ID 218-648-002 (password ascend2022). For further information on the virtual AGM and how to attend it, please view the management information circular of the company. To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail. Stockholder Address and Control Number Here